UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
EXPEDIA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
CALCULATION OF FILING FEE

Per unit Price or Other
		Underlying Value of	Proposed
Title of Each Class of	Aggregate Number of	Transaction Computed	Maximum
Securities to Which	Securities to Which	Pursuant to Exchange	Aggregate Value of
Transaction Applies:	Transaction Applies:	Act Rule 0-11:	Transaction:	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

3150 139th Avenue SE
Bellevue, Washington 98005
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS OF EXPEDIA, INC.
TO BE HELD ON WEDNESDAY, JUNE 11, 2008
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Dear Expedia Stockholder:
The 2008 Annual Meeting of Stockholders of Expedia, Inc. will be held at 8800 West Sunset Boulevard, West Hollywood, California 90069, on Wednesday, June 11, 2008 at 8:00 a.m. local time.
Proposals to be considered at the Annual Meeting:
1.	To elect ten members of the Board of Directors;

2.	To approve an amendment to the Expedia, Inc. 2005 Stock and Annual Incentive Plan to increase the number of shares of Expedia common stock authorized for issuance thereunder by 7,500,000;

3.	To ratify the appointment of Ernst & Young LLP as Expedia’s independent registered public accounting firm for the year ending December 31, 2008; and

4.	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.
The Board recommends a vote “FOR” Items 1, 2 and 3.
The Board of Directors has fixed the close of business on April 15, 2008 as the record date for the determination of stockholders entitled to receive notice and to vote at the Annual Meeting of Stockholders or any adjournments or postponements thereof.
*Approximate date of mailing to stockholders of this Notice of Internet Availability of Proxy Materials is April 28, 2008

PLEASE SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT HOW TO OBTAIN
YOUR PROXY MATERIALS, WHICH IS DIFFERENT FROM PRIOR YEARS

CONTROL NUMBER
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You will be able to vote your proxy while viewing the proxy materials on the Internet. Please have this notice available when you access the website.	è

Important Notice Regarding the Availability of Proxy Materials for Expedia, Inc.’s Annual Stockholder Meeting To Be Held on June 11, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
     The Company’s Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxydocs.com/expedia
If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 29, 2008 to facilitate timely delivery.
You can request a paper or email copy of the proxy materials in one of three ways:
1.	By calling 1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688);

2.	By sending an email to: shrrelations@bnymellon.com; or

3.	By logging onto: http://www.proxydocs.com/expedia.
For directions to the Annual Meeting, please visit the Investors section of our corporate website at www.expediainc.com

MAKE SURE TO HAVE THIS NOTICE AVAILABLE WHEN YOU:
•  Request a paper or email copy of the proxy materials
•  Want to view your proxy materials online or
•  Want to vote your proxy electronically